      Citigroup
      Investments
      Corporate
      Loan Fund Inc.

      Annual Report September 30, 2002                       Ticker Symbol: TLI

                                   [GRAPHIC]

Citigroup
Investments
Corporate
Loan Fund Inc.

Dear Shareholder,
Enclosed herein is the annual report for the Citigroup Investments Corporate
Loan

[PHOTO]

R. JAY GERKEN
Chairman

[PHOTO]

GLENN N. MARCHAK
Vice President and Investment Officer

Fund Inc. ("Fund") for the year ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notices

New Fund Chairman -- We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001, and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

New Fund Name -- On September 3, 2002, Citigroup Investments Corporate Loan Fund Inc. announced a name change from Travelers Corporate Loan Fund Inc. effective with the opening of trading on the New York Stock Exchange on September 16, 2002. The Fund changed its name due to the recent spinoff of Travelers Property and Casualty by Citigroup. The Fund continues to trade under the New York Stock Exchange symbol "TLI."


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Citigroup Investments Corporate Loan Fund Inc.
                                                                             1

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Performance Review/1/

During the year ended September 30, 2002, the Fund distributed income dividends to shareholders totaling $0.81 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's September 30, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./2/


                                                     Twelve-Month
                                   Annualized        Total Return
            Price Per Share   Distribution Yield/3/ As of 9/30/02/3/
            ---------------   --------------------  ---------------
               $13.24 (NAV)          5.98%              (0.30)%
               $11.83 (NYSE)         6.69%              (1.67)%


The Fund's Lipper peer group of loan participation funds/4/ returned negative 0.64% for the year ended September 30, 2002.

On October 15, 2002, the Fund declared a regular monthly dividend for October of $0.066 per share. This is the 11th consecutive month that we have held the dividend rate steady at $0.066 per share. Our dividend strategy has been to attempt to adjust the dividend to changes in cash flow generated by the loans held in the portfolio. Throughout 2001, we continued to reduce the Fund's dividend in response to reductions in the Fund's cash flow resulting largely from the series of 11 consecutive easings of short-term interest rates by the U.S. Federal Reserve Board ("Fed"). During 2002, the Fed has held short-term interest rates steady at 1.75%. The combination of stable interest rates and relatively steady performance of the loans in the portfolio in terms of interest income has resulted in our being able to maintain the dividend at $0.066 per share over the first three quarters of 2002.

---------
1 Past performance is not indicative of future results.
2 NAV is calculated by subtracting total liabilities and outstanding preferred stock, from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets of common stockholders) by the total number of the Fund's common shares outstanding. The NAV fluctuates with changes in the market price of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
3 Total returns are based on changes in NAV or the market price, respectively, and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in above chart. The annualized distribution rate assumes a current monthly income dividend rate of $0.066 for twelve months. This rate is as of September 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is an independent mutual-fund tracking organization. Average annual returns are based on the year ended September 30, 2002, calculated among 43 funds in the loan participation funds category.

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                                             2002 Annual Report to Shareholders
2

A continuing stream of mixed economic results has increased the probability that the Fed could reduce short-term interest rates. Based on the most recent economic data, including a mixed employment picture, we believe that the most likely outcome is that the Fed will cut short-term interest rates before the end of the year and potentially at the November 6, 2002 Federal Open Market Committee ("FOMC")/5/ meeting. (This letter was written prior to the FOMC meeting on November 6, 2002 where the rate was dropped to 1.25%.)

Unlike fixed-rate investments, interest rates of loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments have provided investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

Investment Strategy

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in floating or variable rate collateralized senior loans.

While the economy continues to grow, albeit at a slower pace, we must continue to maintain our credit discipline as much as ever. Many companies continue to work their way through the effects of the recession and as the uncertainties surrounding the economic recovery have increased, we must continue to maintain a close watch over loans already in the portfolio as well as new loans to be added. In the last quarter, we saw several loans deteriorate more rapidly than expected as the weak economic environment has taken its toll. We continue to work hard to identify these conditions before they deteriorate too far.

Our strategies for managing the portfolio remain the same as those outlined in our earlier shareholder reports: to maintain high credit standards when selecting loans to add to the portfolio; to seek out loans that are priced appropriately for the credit risk of the loan; to continue to improve the Fund's diversification at the margin; to attempt to identify negative industry trends in advance of credit problems; and to monitor all loans to spot weakness and plan appropriate courses of action. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the loans held in the portfolio.

---------
5 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade payments.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             3

While all components of our investment strategy are important, during this challenging period we continue to emphasize monitoring and attempt to conduct remedial action in the Fund's portfolio. We carefully evaluate the Fund's positions in an effort to improve its risk-return profile wherever possible.

The Fund has several loans that have had significant price deterioration. While we believe some of these loans may have price appreciation in the future, there are others where we believe much, if not all, of the loss in price could be permanent. In addition, one loan has recently missed a scheduled interest payment and other interest payment defaults are possible. Should these defaults occur, we would evaluate the effect these issues will have on the future cash flow of the portfolio and adjust the dividend accordingly. In spite of these difficulties, the majority of loans in the portfolio have continued to pay interest and principal. Once again, the level of risk in the economy has increased since our last report and, as a result, we need to remain vigilant in identifying weakness as soon as possible. As always, we monitor the portfolio carefully and while we are confident the majority of the portfolio should continue to perform well, we will be attentive to maintaining the credit discipline that we have followed in the past.

Though we continue to have room to add new assets, we will remain cautious in selecting new loans to add to the portfolio. Having said that, the selection of loans that come to market for the foreseeable future should be attractive relative to historical norms, as credit statistics remain favorable.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. While the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve what we feel are the best risk-adjusted returns available in the loan asset class.

Portfolio Manager Fund Overview

Consistent with our original investment mandate, the portfolio is made up entirely of floating or variable rate senior secured corporate loans. As of September 30, 2002, the Fund had total assets of approximately $214.9 million that had an average equivalent rating of "Ba3" and was invested in 30 industry sectors with the largest industry concentration of 10.1% in the telecommunications industry. We had interests in loans made to 113 issuers.

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                                             2002 Annual Report to Shareholders
4

The credit markets have been experiencing one of the more difficult periods in the last century. High levels of default and volatility have resulted from a combination of factors including the recession, the terrorist attacks on September 11, 2001, the well publicized corporate governance issues and accounting fraud, a downturn in global equity markets, geopolitical uncertainties including a potential war in Iraq, difficulty in obtaining capital, and a general loss of confidence in the capital markets.

The loan market and the Fund have not been exempt from these difficulties. As of October 31, 2002, the NAV of the Fund was $12.79, a decrease of 90 cents per share since July 26, 2002, the date of the shareholder letter in our last report. As opposed to last quarter where the decline in NAV was largely the result of weakness in the wireless and cable sectors, the decline this quarter was more broadly based. We believe many of these loans have the potential to recover as their deterioration in price may be largely due to investor requirements for an increase in risk premiums, which will subside as investor confidence returns. However, several of the loans that have had significant deterioration in price during this quarter, in our opinion, may not recover and are or may soon be in default with regard to interest payments.

Since the date of the shareholder letter in our last report, 86% of the loans in the portfolio have declined in value. The decline was generally reflective of the performance of the broader loan market over the same time period. In addition to the broad based decline in market prices, the Fund also suffered from price declines of over 20% in six of the loans in the portfolio. The decline in these six loans accounted for 54 cents of the 90-cent decline in NAV since our last report. Although a debt restructuring may be required in certain cases, we believe that three of these six loans have the potential for price appreciation and we expect they will generally be able to pay interest on a timely basis. The potential for recovery in the other three loans are questionable, in our opinion. We sold one of these loans at a considerable discount shortly after we became aware of a significant deterioration in financial condition of the company and resulting drop in price. In our opinion, the prospects for recovery in price were outweighed by the potential for further price erosion. We have elected to hold the other two loans for the time being and continue to evaluate the potential for future price recovery in the face of a likely restructuring of their debt. Should these loans not make interest payments to the Fund on a timely basis, the cash flow of the Fund would be negatively affected and could impact the Fund's dividend.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             5

As the financial markets stabilize and investors regain a degree of confidence in the capital markets and the economy, we believe there can generally be meaningful recovery of prices in the loan market and in many of the loans in the portfolio. This process could take some time and in the interim, we will be vigilant in monitoring these credits and changing industry dynamics. Our goal is to maximize value by being patient and riding out the day-to-day volatility in those credits that we believe possess long-term value.

One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third-party pricing service.

On the date of the shareholder letter in our last report, July 26, 2002, the Fund's share price had hit a new 52-week low of $12.06. Since that time, the Fund traded in a range of approximately $12.20 to $12.00 until mid September when the share price began to turn down in response to the continuing decline in NAV. Since mid October, the Fund has traded in a range of approximately $11.45 to $11.24, its 52-week low. On October 31, 2002, the Fund closed at $11.29.

The Fund continues to trade at a wide discount relative to historical levels. The average discount increased significantly after the terrorist attacks on September 11, 2001 ("Attack") and more recently, has continued to increase. Measured before the Attack, from the January 1, 2001 to September 10, 2001, the Fund traded at an average discount to NAV of 3.85%. After the Attack, from September 17, 2001 to October 31, 2002, the Fund traded at a 9.12% average discount to its NAV. Over the course of the month of October, the Fund's discount continued to widen to an average of 11.79% for the month. As of October 31, the Fund traded at an 11.73% discount to NAV.

We attribute the higher level of discount after the Attack to the increased level of risk premium required by investors across financial asset classes to compensate for the perceived level of risk in the economy and financial markets. More recently, the widening discount has been accompanied by a decline in both the share price and NAV of the Fund, suggesting that investors' perceptions of risk in the Fund have increased. Over time, we believe the probabilities lie in a narrowing of the discount as uncertainties abate in the financial markets and investor confidence improves. However, the healing process in the capital markets could take some time to complete.

Given the environment, asset levels in the Fund have remained at reasonably acceptable levels since our last report. New loan creation in the market has picked up somewhat since Labor Day and we expect a relatively satisfactory new issue calendar for the remainder of the year. While we have been able to add several new positions to the portfolio, we are in a period in which our

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                                             2002 Annual Report to Shareholders
6
credit discipline points us toward more conservative asset selection, as volatility remains high and the risks to the economy have increased. We expect to be able to continue to maintain a sufficient level of assets until the uncertainty and volatility in the capital markets subside.

Portfolio Manager Market Outlook

Since our last report, the loan market has continued to deteriorate as high levels of uncertainty coupled with weak economic data have had a sustained negative impact on the financial markets. Loan prices have generally softened, volatility has remained high and credit spreads remain wide. Any hint of weakness results in a strong downward movement in price, as investors' tolerance for risk remains low. We expect that this condition will abate as the capital markets recover, although we expect volatility will continue in the near future, as we do not currently see signs of an imminent return of confidence. Recovery in the loan market will likely follow an improvement in confidence in the broader capital markets.

New issuance in the loan market improved somewhat after Labor Day but remains well below the levels we had seen in the past few years. The economic picture over the last year has not been conducive to high levels of activity in the loan market. Capital spending, merger and acquisition and leveraged buyout activity have typically been the seeds of loan market activity. All of these activities have been down considerably from prior periods and increased activity has tended to lag economic recovery.

More recently, we have seen more acquisition activity as equity prices have fallen significantly and prices for mergers and acquisitions and leveraged buyouts are becoming more reasonable. Should the economy continue to grow at a moderate pace and businesses and financiers increase capital spending and merger and acquisition activity supported by the capital markets, new loan issuance should continue to improve. However, we do not expect issuance to return to the levels seen in the late 1990s for quite some time as we expect economic growth will be well below the levels experienced at that time.

The uncertainty in the financial markets has continued to result in a high level of scrutiny by investors on new transactions. There has been little new investment capital in the loan market, which has mitigated some of the competition for new loans. In addition, there has not been much refinancing activity, dramatically reducing the need to replace loans taken out by other capital market products. As a result, credit spreads have remained wide and we expect they will remain wide as long as the current level of uncertainty remains in the market. In addition, the lower levels of cash in portfolio managers' hands has led to less liquidity in the secondary market and, as a result, volatility has increased and loan prices have tended to fall more quickly at the first sign of trouble.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             7

At the same time, these tighter conditions in the loan market have supported the continuation of strong credit structures as investment managers have maintained their credit discipline. We expect credit structures to remain favorable, as portfolio managers should not quickly forget the lessons learned through the latest recession and the volatility experienced more recently in the capital markets. As the economy recovers, the credit discipline that has existed should drive stronger overall market dynamics going forward.

As companies and investors focus more on strong balance sheets and accounting accuracy and less on growth for growth's sake, a stronger corporate financing environment should result. We expect that business managers will generally be taking lower levels of risk going forward as the excesses that entered the system are purged. This may result in lower price/earnings multiples and stock prices than we became used to in the 1990s, but should provide for a more sound and less volatile environment in the future for the debt markets, including the loan market. While we cannot predict when the markets will bottom, should the economy continue to grow at a moderate pace, in the long run we believe the probability for upside potential in the loan market is greater than the probability of further downside deterioration.

Portfolio Manager Economic Outlook

Since our last report, the economy has continued to grow at a modest pace and we believe the odds favor that the economy will grow at a moderate pace for the remainder of the year and into 2003. However, the uncertainties surrounding the economic outlook have increased. We expect to continue receiving mixed signals on the economy, as future growth is likely to remain uneven across industry sectors. Furthermore, event risk is ever present in the system, whether from armed conflict in the Middle East, terrorist activity or further capital market volatility. As a result, we remain cautious in our outlook on the economy as a whole, and would not be surprised if Gross Domestic Product ("GDP")/6/ growth slowed somewhat during the fourth quarter. Lastly, we believe the recent weakness in economic data, and particularly in the employment results, have tipped the scales in favor of a Fed easing by the end of the year.

The final tally on third quarter GDP of 3.1% showed an increase from the second quarter's pace of 1.3%. While third quarter growth was somewhat below consensus expectations, it is noteworthy that GDP growth accelerated and the economic recovery remained intact. Early in the third quarter, market sentiment had grown heavy with concern about the potential for a "double dip" recession. News of several large bankruptcies, revelations of accounting fraud,

---------
6 GDP is a market value of goods and services produced by labor and property in a given country.

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                                             2002 Annual Report to Shareholders
8
volatility in the stock market both in the U.S and abroad, fears of military action in the Middle East, weakness in Latin America, Japan and Europe, rising unemployment and sluggish capital spending all fueled concerns of whether the U.S. economy would remain on a positive track. Indeed, the economy did experience some softening in the latter half of the third quarter, as reflected in the Commerce Department's report of a 5.9% decline in September durable goods orders and a 1.2% decline in September retail sales and the Conference Board's report of a sharp drop in consumer confidence to 79.4 in October from
93.7 in September. Despite the recent weakness in manufacturing and retail sales and declining consumer sentiment, we believe the "double dip" scenario has been avoided and that the underpinnings for a continuation of the moderate growth scenario remain in place.

The economy has been driven largely by consumer spending which has been most evident in the continuing high levels of automobile and housing purchases. Although consumer confidence has dropped, the consumer continues to spend, fueled by low interest rates and continuing positive disposable personal income. The housing market is on course to complete its best year ever in 2002. Attractive financing deals from auto manufacturers have continued to drive new car purchases.

The 11 cuts in short-term interest rates by the Fed during 2001 continue to work their way into the system. In addition, long-term bond yields have remained low, pushing mortgage rates to 40-year lows. The U.S. consumer has benefited from lower interest rates through lower payments on floating-rate credit card and installment debt and reduced monthly mortgage payments by refinancing long-term, fixed rate mortgages. Applications for mortgage refinancing reached an all-time record during the third quarter according to the Mortgage Bankers Association Index. As the processing time for these new applications has expanded to six to eight weeks, consumers will likely have fresh cash available for the year-end holiday spending season.

The longer-term question is whether consumer spending will continue to stimulate economic growth long enough for a transition from consumer-led to business-led growth to take place. So long as employment does not drop precipitously, increasing disposable personal income and liquidity provided by mortgage refinancing should continue to fuel consumer spending in the near term. Although recent employment data has been weaker, the Bureau of Labor Statistics reported that average hourly earnings continued to grow at 0.3% in September and the Commerce Department reported that personal income, wages and salaries and disposable personal income all continued to grow during September at 0.4%, 0.6% and 0.5%, respectively. While we expect the level of unemployment to increase somewhat from the current 5.6%, by

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             9
historical standards employment levels remain reasonable. We do not expect unemployment to grow to a level that would seriously endanger the continuation of moderate economic growth. At the same time, we expect business spending to gradually improve from the current anemic levels. Improvement in corporate earnings driven by productivity gains should provide the stimulus for improvement in spending. According to International Strategy & Investment Group ("ISI"), with nearly 75% of companies in the S&P 500 reporting operating earnings per share ("EPS"), approximately 59% have reported positive earnings surprises while only approximately 15% have had negative surprises. ISI also reports that analysts expect EPS gains of more than 7% year-over-year for the third quarter of 2002. According to Thomson Financial/First Call, analysts' estimates for fourth quarter EPS for the S&P 500 are close to 17% greater than the fourth quarter of 2001 and estimates for 2003 are for 15% EPS growth.

As capacity utilization remains low in the U.S. and productivity continues to grow, we anticipate that spending on new plant and commercial buildings will remain weak. However, we expect business managers will continue to cut costs and push for efficiency gains to fight the impact of a low inflation environment with minimal pricing power. As a result, spending on higher efficiency equipment and technology should improve at a moderate pace. According to the Commerce Department, spending on equipment and software rose in the third quarter at a 6.5% annual rate, the largest increase since the second quarter of 2000 and up from 3.3% the second quarter. Business inventories remain at historically low levels. As business managers gain more confidence in the economic picture, industrial production should improve as inventory levels are rebuilt.

As the fallout from excessive leverage and overly optimistic growth assumptions are gradually wrung out of the system, we see a firm base being formed to support slow but steady economic growth into 2003. The Fed remains accommodative and we believe that recent economic data have tipped the odds in favor of a rate cut before the end of the year. However, a number of potential risks to the longer-term economic picture remain. The timing and extent of a recovery in business capital spending is still unclear. The duration and sustainability of current high levels of consumer spending coupled with the potential for continued increases in the savings rate are similarly unknown. Finally, the uncertainties and risks of increased terrorist activity and expanded conflict in the Middle East continue to hang over the markets. On balance, we believe in the resilience of the U.S. economy and expect that an improving economic climate with slow growth and low inflation lie ahead.

We promise to seek the best risk-adjusted returns available from loans and to work hard to seek to provide you with a stable, long-term investment with competitive rates of return.

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                                             2002 Annual Report to Shareholders
10

Looking for Additional Information?

The Citigroup Investments Corporate Loan Fund Inc. is traded on the New York Stock Exchange under the symbol "TLI." Daily closing prices are available online under symbol XTLIX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for your investment in the Citigroup Investments Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital.


Sincerely,

/s/ R Jay Gerken                      /s/ Glenn N. Marchak
R. Jay Gerken                         Glenn N. Marchak
Chairman                              Vice President and
                                      Investment Officer
October 31, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of September 30, 2002 and are subject to change.

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Citigroup Investments Corporate Loan Fund Inc.
                                                                             11

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 33. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

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                                             2002 Annual Report to Shareholders
12

 Schedule of Investments                                      September 30, 2002


   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY    VALUE*
--------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 92.9%
Aerospace/Defense -- 2.1%
$1,499,909 Decrane Aircraft Holdings, Inc.          Term B 10/31/07 $  1,462,411
 2,431,339 Decrane Aircraft Holdings, Inc.          Term D 12/15/06    2,370,555
   600,000 Veridian Corp.                           Term B  6/10/08      602,063
-------------------------------------------------------------------------------
                                                                       4,435,029
-------------------------------------------------------------------------------
Automotive -- 4.4%
 1,323,333 Collins & Aikman Corp.                   Term B 12/31/05    1,329,241
 1,367,783 Dayco Products, LLC                      Term B  5/31/07    1,367,612
 1,695,750 Dura Operating Corp.                     Term C 12/31/08    1,700,625
 1,937,327 J.L. French Automotive Casting, Inc.     Term B 10/21/06    1,675,788
 2,100,000 Metaldyne Co. LLC                        Term D 12/31/09    2,059,749
 1,112,000 Stoneridge, Inc.                         Term B  7/21/03    1,114,780
-------------------------------------------------------------------------------
                                                                       9,247,795
-------------------------------------------------------------------------------
Building Materials -- 5.2%
 1,685,187 Hanley-Wood, Inc.                        Term B  9/30/07    1,655,698
 1,287,777 Magnatrax Corp.                          Term B 11/15/05    1,047,392
 3,734,780 Masonite International Corp.             Term C  8/31/08    3,740,849
 2,449,684 Panolam Industries International, Inc.   Term B 11/24/06    2,376,194
 2,302,354 Trussway Holdings Inc.                   Term B  5/19/06    2,014,559
-------------------------------------------------------------------------------
                                                                      10,834,692
-------------------------------------------------------------------------------
Chemicals -- 6.1%
 2,922,075 Georgia Gulf Corp.                       Term C  5/12/09    2,929,380
 1,392,967 Huntsman International LLC               Term B  6/30/07    1,392,096
 1,392,967 Huntsman International LLC               Term C  6/30/08    1,392,386
 5,250,665 Lyondell Petrochemical Co.               Term E  5/19/06    5,246,291
 1,674,500 Noveon, Inc.                             Term B  9/30/08    1,679,433
-------------------------------------------------------------------------------
                                                                      12,639,586
-------------------------------------------------------------------------------
Conglomerates -- 2.3%
 1,466,248 Gentek, Inc.                             Term C   8/9/07      920,070
 1,458,844 SPX Corp.                                Term B  9/30/09    1,457,601
 2,431,406 SPX Corp.                                Term C  3/31/10    2,430,993
-------------------------------------------------------------------------------
                                                                       4,808,664
-------------------------------------------------------------------------------
Consumer Cyclicals -- 0.4%
   894,118 Pike Electric Inc.                       Term B  4/15/10      900,638
-------------------------------------------------------------------------------
Consumer Products -- 2.5%
   755,628 American Safety Razor Co.                Term B  1/31/05      678,176
   990,000 Armkel, LLC                              Term B 10/31/02      998,132
 1,796,042 Holmes Products Corp.                    Term B 11/15/07    1,656,848
   872,500 Meow Mix Inc.                            Term B  1/31/08      874,681
   987,500 Shop Vac Corp.                           Term    6/30/07      982,563
-------------------------------------------------------------------------------
                                                                       5,190,400
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             13

 Schedule of Investments (continued)                          September 30, 2002

   FACE                                               LOAN    STATED
  AMOUNT                  SECURITY                    TYPE   MATURITY    VALUE*
----------------------------------------------------------------------------------
Electric -- 1.9%
$4,100,000 Westar Energy, Inc.                      Term B     6/5/05 $  3,971,875
---------------------------------------------------------------------------------
Entertainment -- 1.8%
 1,000,000 Metro-Goldwyn-Mayer Inc.                 Term B    6/30/08      999,125
 1,473,684 Six Flags Theme Parks Inc.               Term B    6/30/09    1,469,309
    80,000 Washington Football Group, Inc.          Term A    10/3/02       80,075
 1,260,000 Washington Football Inc.                 Term C    10/3/02    1,263,544
---------------------------------------------------------------------------------
                                                                         3,812,053
---------------------------------------------------------------------------------
Environmental -- 2.6%
 1,464,159 Allied Waste North America, Inc.         Term B    6/22/07    1,416,704
 1,756,991 Allied Waste North America, Inc.         Term C    6/22/08    1,701,301
 2,386,000 Casella Waste Systems, Inc.              Term B   12/14/06    2,393,456
---------------------------------------------------------------------------------
                                                                         5,511,461
---------------------------------------------------------------------------------
Food -- 6.5%
   990,438 American Seafoods Group LLC              Term B    4/11/09      996,422
 4,184,250 Dean Foods Co.                           Term B    7/15/08    4,188,957
 3,890,250 Fleming Cos., Inc.                       Term B    6/19/08    3,790,562
   987,500 Flowers Food Inc.                        Term B    3/26/07      993,672
 1,136,929 Michael Foods Inc.                       Term B    3/22/08    1,145,220
   995,000 National Dairy Holdings L.P.             Term B    4/30/09      995,829
   970,460 NSC Operating Co.                        Term B    5/27/07      972,886
   500,000 NSC Operating Co.                        2nd Lien  5/25/09      500,313
---------------------------------------------------------------------------------
                                                                        13,583,861
---------------------------------------------------------------------------------
Gaming -- 2.7%
 2,189,000 Alliance Gaming Corp.                    Term B   12/31/06    2,205,418
 1,174,702 Ameristar Casinos, Inc.                  Term B   12/21/06    1,182,925
   995,000 Isle of Capri Casinos, Inc.              Term B    4/26/08      998,342
 1,132,410 Scientific Games Corp.                   Term B    9/30/07    1,135,949
---------------------------------------------------------------------------------
                                                                         5,522,634
---------------------------------------------------------------------------------
Healthcare -- 2.9%
 1,094,500 Caremark Rx, Inc.                        Term B    3/31/06    1,097,236
 1,000,000 Community Health Systems Inc.            Term B    7/16/10    1,002,679
 1,500,000 Kessler Rehabilitation Corp.             Term B    7/30/08    1,496,250
 2,425,000 Rotech Healthcare Inc.                   Term B    3/31/08    2,390,900
---------------------------------------------------------------------------------
                                                                         5,987,065
---------------------------------------------------------------------------------
Home Construction -- 0.9%
 1,955,000 Lennar Corp.                             Term C    5/19/07    1,961,598
---------------------------------------------------------------------------------
Industrial - Other -- 5.5%
   997,500 Buffets, Inc.                            Term B    6/30/09      999,526
 1,720,006 Flowserve Corp.                          Term C     5/9/08    1,713,095
 3,806,461 General Cable Corp.                      Term B    5/25/07    2,575,706
 3,722,375 Mueller Group, Inc.                      Term E    6/21/08    3,724,701
 1,000,000 TriMas Corp.                             Term B   12/31/09    1,003,750
 2,309,976 Western Industries Ltd.                  Term B    6/23/06    1,559,233
---------------------------------------------------------------------------------
                                                                        11,576,011
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
14

 Schedule of Investments (continued)                          September 30, 2002

   FACE                                                LOAN     STATED
  AMOUNT                  SECURITY                     TYPE    MATURITY    VALUE*
------------------------------------------------------------------------------------
Insurance -- 1.5%
$1,995,000 Hilb, Rogal and Hamilton Co.             Term B      6/30/07 $  1,999,988
 1,143,750 Oxford Health Plans, Inc.                Term B      6/30/06    1,145,895
-----------------------------------------------------------------------------------
                                                                           3,145,883
-----------------------------------------------------------------------------------
Media/Cable -- 10.3%
   997,500 Block Communications Inc.                Term B     11/15/09    1,001,864
 2,500,000 Century Cable Holdings                   Term B     12/31/09    1,807,812
 6,965,044 Charter Communications Operating LLC     Term B      3/17/08    6,112,550
 1,985,000 Charter Communications VIII              Term B       1/2/08    1,711,070
 1,731,233 Classic Cable, Inc.                      Term B      1/31/08    1,384,986
   865,616 Classic Cable, Inc.                      Term C      1/31/08      692,493
 4,000,000 Insight Midwest LLC                      Term B     12/31/09    3,831,112
   975,000 Regal Cinemas, Inc.                      Term C     12/31/07      977,438
 4,194,240 Videotron Ltee                           Term B      12/1/09    4,021,228
-----------------------------------------------------------------------------------
                                                                          21,540,553
-----------------------------------------------------------------------------------
Media/Non-Cable -- 8.9%
 1,782,857 Advanstar Communications Inc.            Term B     11/17/08    1,651,371
 4,372,149 American Media Operation Inc.            Term C       4/1/07    4,406,308
 1,818,738 Canwest Media Inc.                       Term B      5/15/08    1,827,690
 1,136,262 Canwest Media Inc.                       Term C      5/15/09    1,141,854
   500,000 Cumulus Media Inc.                       Term B      3/22/10      503,313
   846,478 Emmis Communications Corp.               Term B      8/31/09      849,229
 4,000,000 PanAmSat Corp.                           Term B     12/31/08    3,862,000
 2,992,500 The Reader's Digest Association, Inc.    Term B      2/20/03    2,931,402
 1,492,500 Susquehanna Media Co.                    Term B      6/30/08    1,499,963
-----------------------------------------------------------------------------------
                                                                          18,673,130
-----------------------------------------------------------------------------------
Metals -- 0.4%
   795,501 Compass Minerals Group, Inc.             Term B     11/28/09      800,141
-----------------------------------------------------------------------------------
Other - Financial Institutions -- 1.0%
   580,581 Bridge Information Systems, Inc.         Multi-Draw  3/31/03       89,990
 1,076,740 Bridge Information Systems, Inc.         Term B      3/31/03      166,895
 2,890,500 Outsourcing Solutions Inc.               Term B      6/10/06    1,734,300
-----------------------------------------------------------------------------------
                                                                           1,991,185
-----------------------------------------------------------------------------------
Packaging -- 2.0%
   897,750 Berry Plastics Corp.                     Term B      7/22/10      904,109
   992,500 Graphic Packaging International Corp.    Term B      2/28/09      997,463
   995,000 Printpack Holdings Inc.                  Term B      4/25/09    1,001,841
   350,000 Smurfit-Stone Container Canada, Inc.     Term C      6/30/09      348,833
   950,000 Stone Container Corp.                    Term B      6/30/09      946,834
-----------------------------------------------------------------------------------
                                                                           4,199,080
-----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             15

 Schedule of Investments (continued)                          September 30, 2002


   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY    VALUE*
--------------------------------------------------------------------------------
Paper -- 0.5%
$  995,000 Riverwood International Corp.            Term B 12/31/02 $    994,690
--------------------------------------------------------------------------------
Pharmaceuticals -- 0.5%
 1,240,407 Alpharma Corp.                           Term B  10/2/08    1,111,715
--------------------------------------------------------------------------------
Railroads -- 1.0%
 1,296,750 Kansas City Southern Railway Co.         Term B  6/12/08    1,300,352
   800,000 RailAmerica, Inc.                        Term B  5/23/09      801,300
--------------------------------------------------------------------------------
                                                                       2,101,652
--------------------------------------------------------------------------------
Refining -- 2.7%
 1,780,783 Dresser Inc.                             Term B  4/10/09    1,790,164
 4,463,843 Tesoro Petroleum Corp.                   Term B 10/10/07    3,889,520
--------------------------------------------------------------------------------
                                                                       5,679,684
--------------------------------------------------------------------------------
Retailers -- 0.2%
   476,471 Shoppers Drug Mart Corp.                 Term F   2/4/09      478,406
--------------------------------------------------------------------------------
Technology -- 2.4%
 2,857,200 Seagate Technology HDD Holdings,
            Inc. (INT)                              Term B  5/13/07    2,853,117
 1,142,800 Seagate Technology Holdings, Inc. (U.S.) Term B  5/13/07    1,141,167
 2,248,317 Trend Technologies, Inc.                 Term B  2/28/07      899,327
--------------------------------------------------------------------------------
                                                                       4,893,611
--------------------------------------------------------------------------------
Telecommunications -- 10.1%
   839,499 American Cellular Corp.                  Term B  3/31/08      558,734
   959,427 American Cellular Corp.                  Term C  3/31/09      638,553
 2,848,560 Centennial Cellular Operating Co.        Term B   6/5/06    1,956,960
 2,848,214 Centennial Cellular Operating Co.        Term C   6/5/07    1,955,775
 1,000,000 Crown Castle Operating Co.               Term B  3/15/08      918,750
   999,601 Dobson Operating Co.                     Term B  12/1/07      872,652
 3,471,515 Fairpoint Communications                 Term C  3/31/07    3,245,867
 3,750,000 Nextel Finance Co.                       Term B  6/30/08    3,232,616
 3,750,000 Nextel Finance Co.                       Term C 12/31/08    3,232,616
 1,964,452 Rural Cellular Corp.                     Term B  10/3/08    1,578,109
 1,964,452 Rural Cellular Corp.                     Term C   4/3/09    1,578,109
 2,000,000 Western Wireless Corp.                   Term B  9/30/08    1,258,334
--------------------------------------------------------------------------------
                                                                      21,027,075
--------------------------------------------------------------------------------
Tobacco -- 1.9%
 3,966,667 Commonwealth Brands, Inc.                Term B  8/28/07    3,959,229
--------------------------------------------------------------------------------
Transportation Services -- 1.7%
 1,079,440 Evergreen International Aviation, Inc.   Term B   5/7/03    1,009,277
 2,481,250 TravelCenters of America, Inc.           Term B 11/30/08    2,494,433
--------------------------------------------------------------------------------
                                                                       3,503,710
--------------------------------------------------------------------------------
           TOTAL SENIOR COLLATERALIZED LOANS (Cost -- $210,207,829)  194,083,106
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
16

 Schedule of Investments (continued)                         September 30, 2002

   FACE
  AMOUNT                       SECURITY                            VALUE*
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.1%
Commercial Paper -- 7.1%
$ 4,500,000 Safeway Inc., 2.050% due 10/1/02                    $  4,500,000
 10,400,000 UBS Finance Inc. Years 3+4, 1.760% due
             10/2/02                                              10,399,492
----------------------------------------------------------------------------
            TOTAL SHORT-TERM
            INVESTMENTS (Cost -- $14,899,492)                     14,899,492
----------------------------------------------------------------------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $225,107,321**)        $208,982,598
----------------------------------------------------------------------------

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ------------------------------------
    2nd Lien     -- Subordinate Loan to 1st Lien
    Multi-Draw   -- Multi-Draw Term Loan
    Term         -- Term Loan
    Term A       -- Term Loan A
    Term B       -- Term Loan B
    Term C       -- Term Loan C
    Term D       -- Term Loan D
    Term E       -- Term Loan E
    Term F       -- Term Loan F

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             17

 Statement of Assets and Liabilities                          September 30, 2002


ASSETS:
  Investments, at value (Cost -- $225,107,321)                                  $208,982,598
  Cash                                                                               121,107
  Paydown receivable                                                               4,491,821
  Interest receivable                                                              1,303,145
------------------------------------------------------------------------------- ------------
  Total Assets                                                                   214,898,671
------------------------------------------------------------------------------- ------------
LIABILITIES:
  Management fee payable                                                             187,562
  Preferred stock dividend payable                                                    44,030
  Interest payable                                                                     4,482
  Dividends payable                                                                    1,703
  Accrued expenses                                                                   102,780
------------------------------------------------------------------------------- ------------
  Total Liabilities                                                                  340,557
------------------------------------------------------------------------------- ------------
Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized
 and issued at $25,000 per share for each Series) (Note 5)                        85,000,000
------------------------------------------------------------------------------- ------------
Total Net Assets                                                                $129,558,114
------------------------------------------------------------------------------- ------------
NET ASSETS:
  Par value of capital shares                                                   $      9,782
  Capital paid in excess of par value                                            144,980,242
  Undistributed net investment income                                                960,832
  Accumulated net realized loss from security transactions                          (268,019)
  Net unrealized depreciation of investments                                     (16,124,723)
------------------------------------------------------------------------------- ------------
Total Net Assets
 (Equivalent to $13.24 a share on 9,781,667 capital shares of $0.001 par value
 outstanding; 150,000,000 capital shares authorized)                            $129,558,114
------------------------------------------------------------------------------- ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
18

 Statement of Operations                   For the Year Ended September 30, 2002

INVESTMENT INCOME:
  Interest                                                                     $ 12,447,207
  Less: Interest expense (See Note 4)                                              (784,466)
-----------------------------------------------------------------------------  ------------
  Total Investment Income                                                        11,662,741
-----------------------------------------------------------------------------  ------------
EXPENSES:
  Management fee (Note 2)                                                         2,218,210
  Audit and legal                                                                   115,805
  Auction fees                                                                      104,160
  Shareholder communications                                                         97,097
  Shareholder and system servicing fees                                              90,611
  Directors' fees                                                                    54,512
  Custody                                                                            26,804
  Registration fees                                                                  26,078
  Other                                                                              78,439
-----------------------------------------------------------------------------  ------------
  Total Expenses                                                                  2,811,716
-----------------------------------------------------------------------------  ------------
Net Investment Income                                                             8,851,025
-----------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          112,215,680
   Cost of securities sold                                                      111,990,978
-----------------------------------------------------------------------------  ------------
  Net Realized Gain                                                                 224,702
-----------------------------------------------------------------------------  ------------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of year                                                             (8,209,257)
   End of year                                                                  (16,124,723)
-----------------------------------------------------------------------------  ------------
  Increase in Net Unrealized Depreciation                                        (7,915,466)
-----------------------------------------------------------------------------  ------------
Net Loss on Investments                                                          (7,690,764)
-----------------------------------------------------------------------------  ------------
Distributions Paid to Auction Rate Cumulative Preferred Stockholders
 From Net Investment Income                                                        (911,398)
-----------------------------------------------------------------------------  ------------
Increase in Net Assets From Operations                                         $    248,863
-----------------------------------------------------------------------------  ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             19

 Statements of Changes in Net Assets


                                                    For the Years Ended September 30,
                                                        2002             2001
 ------------------------------------------------------------------------------------
 OPERATIONS:
   Net investment income                            $  8,851,025     $ 11,903,373
   Net realized gain (loss)                              224,702         (276,628)
   Increase in net unrealized depreciation            (7,915,466)      (8,779,404)
   Distributions paid to Auction Rate
    Cumulative Preferred Stockholders
    from net investment income                          (911,398)              --
 -------------------------------------------------- ---------------  ---------------
   Increase in Net Assets From Operations                248,863        2,847,341
 -------------------------------------------------- ---------------  ---------------
 DISTRIBUTIONS PAID TO COMMON STOCK
 SHAREHOLDERS FROM:
   Net investment income                              (7,893,805)     (12,370,409)
   Net realized gains                                         --         (218,597)
 -------------------------------------------------- ---------------  ---------------
   Decrease in Net Assets From
    Distributions to Shareholders                     (7,893,805)     (12,589,006)
 -------------------------------------------------- ---------------  ---------------
 FUND SHARE TRANSACTIONS:
   Underwriting commissions and expenses for the
    issuance of Auction Rate Cumulative Preferred
    Stock (Note 5)                                    (1,190,782)              --
 -------------------------------------------------- ---------------  ---------------
   Decrease in Net Assets From Fund
    Share Transactions                                (1,190,782)              --
 -------------------------------------------------- ---------------  ---------------
 Decrease in Net Assets                               (8,835,724)      (9,741,665)
 NET ASSETS:
   Beginning of year                                 138,393,838      148,135,503
 -------------------------------------------------- ---------------  ---------------
   End of year*                                     $129,558,114     $138,393,838
 -------------------------------------------------- ---------------  ---------------
 * Includes undistributed net investment income of:     $960,832         $650,377
 -------------------------------------------------- ---------------  ---------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
20

 Statement of Cash Flows                   For the Year Ended September 30, 2002

CASH FLOWS PROVIDED BY (USED BY) OPERATING
AND INVESTING ACTIVITIES:
  Interest and dividends received                                        $  12,509,017
  Operating expenses paid                                                   (2,822,609)
  Net short-term purchases                                                 (14,209,624)
  Net long-term purchases                                                 (115,945,039)
  Proceeds from disposition of long-term securities                        107,723,859
  Interest paid on bank loans                                                 (807,751)
-----------------------------------------------------------------------  -------------
  Net Cash Used by Operating and Investing Activities                      (13,552,147)
-----------------------------------------------------------------------  -------------
CASH FLOWS PROVIDED BY (USED BY) FINANCING ACTIVITIES:
  Redemption of bank loan                                                  (61,700,000)
  Issuance of Auction Rate Cumulative Preferred Stock                       85,000,000
  Underwriting and Issuance expenses related to Auction Rate Cumulative
   Preferred Stock                                                          (1,190,782)
  Cash dividends paid on Auction Rate Cumulative Preferred Stock              (867,368)
  Cash dividends paid on Common Stock                                       (8,141,623)
-----------------------------------------------------------------------  -------------
  Net Cash Provided by Financing Activities                                 13,100,227
-----------------------------------------------------------------------  -------------
NET DECREASE IN CASH                                                          (451,920)
Cash, Beginning of year                                                        573,027
-----------------------------------------------------------------------  -------------
Cash, End of year                                                        $     121,107
-----------------------------------------------------------------------  -------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH USED BY
OPERATING AND INVESTING ACTIVITIES:
  Increase in Net Assets From Operations                                 $     248,863
-----------------------------------------------------------------------  -------------
  Amortization of discount on securities                                       (77,840)
  Decrease in investments, at value                                         (9,983,871)
  Increase in dividends and interest receivable                               (124,698)
  Decrease in interest payable                                                 (23,285)
  Increase in paydown receivable                                            (4,491,821)
  Decrease in accrued expenses                                                 (10,893)
  Increase in distribution to preferred shareholders                           911,398
-----------------------------------------------------------------------  -------------
  Total Adjustments                                                        (13,801,010)
-----------------------------------------------------------------------  -------------
Net Cash Flows Used By Operating and Investing Activities                $ (13,552,147)
-----------------------------------------------------------------------  -------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             21

 Notes to Financial Statements


1. Significant Accounting Policies

The Citigroup Investments Corporate Loan Fund Inc. ("Fund"), formerly known as Travelers Corporate Loan Fund Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect the permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $48,540 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (i) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held monthly and out of funds legally available to shareholders; (j) the net asset value of the Fund's Common Stock is determined by dividing the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the net asset value per share of the common stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (k) estimates and assumptions are required to be made

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
22
regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (i) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment advisor, with the assistance of the Travelers Asset
Management International Company LLC ("TAMIC"), the sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser for the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average daily assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average daily assets for the services TAMIC provides as sub-adviser. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             23

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------
Purchases                                                    $115,945,039
------------------------------------------------------------------------
Sales                                                         112,215,680
------------------------------------------------------------------------

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $    410,274
Gross unrealized depreciation                                        (16,534,997)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(16,124,723)
--------------------------------------------------------------------------------

4. Commitments

The Fund had entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement matured on January 29, 2002 and the three year revolving credit agreement matured on February 1, 2002. Both of these agreements were extended for two months after maturity dates. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund paid a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. For the year ended September 30, 2002, interest expense related to a bank loan totaled $701,694. Interest expense also includes commitment fees and facility fees of $82,772. The average dollar amount of the borrowing was $59,057,415 and the average interest rate was 2.42%.

On March 14, 2002, the Fund's $73,500,000 line of credit was extinguished and interest on the bank loan ceased to accrue.

At May 24, 2002, the Fund entered into a 364 revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $25 million from the National Australia Bank Limited. This agreement terminates

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
24
on May 31, 2005. The Fund pays a facility fee quarterly at 0.15% per annum for the 364 day and three year revolving credit agreements, respectively.

5. Auction Rate Cumulative Preferred Stock

On March 14, 2002, the Fund issued 1,700 shares of Series A and 1,700 shares of Series B, respectively, of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $850,000 and offering expenses of $340,782 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 1.85% and 2.05% for the year ended September 30, 2002.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

Salomon Smith Barney Inc., another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction.

Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

6. Capital Shares

At September 30, 2002, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             25

7. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, approximately $268,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below:

                                                                          2009     2010
---------------------------------------------------------------------------------------
Capital Loss Carryforwards                                             $44,000 $224,000
-----------------------------------------------------------------------------  --------

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
26

 Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                                  2002       2001      2000   1999/(1)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $14.15     $15.14     $15.19    $15.00
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.90       1.22       1.40      0.97
  Net realized and unrealized gain (loss)      (0.79)     (0.93)      0.02      0.09
  Distributions paid to Auction Rate
   Cumulative Preferred Stockholders from
   net investment income                       (0.09)        --         --        --
--------------------------------------------------------------------------------------
Total Income From Operations                    0.02       0.29       1.42      1.06
--------------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock        --         --         --     (0.02)
--------------------------------------------------------------------------------------
Underwriting commission and expenses of
 issuance of Auction Rate Cumulative
 Preferred Stock                               (0.12)        --         --        --
--------------------------------------------------------------------------------------
Less Distributions To Common Stock
Shareholders From:
  Net investment income                        (0.81)     (1.26)     (1.44)    (0.85)
  Net realized gains                              --      (0.02)     (0.03)       --
--------------------------------------------------------------------------------------
Total Distributions                            (0.81)     (1.28)     (1.47)    (0.85)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $13.24     $14.15     $15.14    $15.19
--------------------------------------------------------------------------------------
Total Return, Based on Market Value            (1.67)%    (4.33)%    13.35%     1.68%++
--------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         (0.30)%     2.44%     10.55%     7.45%++
--------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $129,558   $138,394   $148,136  $148,548
--------------------------------------------------------------------------------------
Ratios to Average Net Assets/(2)/:
  Net investment income                         6.48%      8.31%      9.20%     7.48%+
  Interest expense                              0.57       2.75       3.04      1.68+
  Auction fees                                  0.08         --         --        --
  Organization expense                            --         --         --      0.24+
  Operating expenses                            1.98       1.82       1.70      1.63+
  Total expenses                                2.63       4.57       4.74      3.55+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                           57%        23%        59%       53%
--------------------------------------------------------------------------------------
Market Value, End of Year                     $11.83     $12.82   $14.6875   $14.375
--------------------------------------------------------------------------------------

(1) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
(2) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             27

 Independent Auditors' Report

To the Shareholders and Board of Directors of Citigroup Investments Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citigroup Investments Corporate Loan Fund Inc. ("Fund"), formerly known as Travelers Corporate Loan Fund Inc., as of September 30, 2002, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from November 20, 1998 (Commencement of Operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2002, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from November 20, 1998 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

New York, New York
November 13, 2002

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
28

 Other Financial Information (unaudited)

The table below sets out information with respect to Auction Rate Cumulative Preferred Stock:

                                                                       2002/(1)/
--------------------------------------------------------------------------------
Auction Rate Cumulative Preferred Stock/(2)/:
 Total Amount Outstanding (000s)                                       $85,000
 Asset Coverage Per Share                                               63,105
 Involuntary Liquidating Preference Per Share                           25,000
 Average Market Value Per Share/(3)/                                    25,000
------------------------------------------------------------------------------

(1) As of September 30, 2002.
(2) On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share, for Series A & B, respectively.
(3) Excludes accrued interest or accumulated undeclared dividends.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             29

 Additional Information (unaudited)


Information about Directors and Officers
The business and affairs of the Citigroup Investments Corporate Loan Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                     Number of
                                                                    Portfolios
                                      Term of        Principal        in Fund       Other
                        Position(s) Office* and    Occupation(s)      Complex   Directorships
     Name, Address       Held with   Length of      During Past     Overseen by    Held by
        and Age            Fund     Time Served       5 Years        Director     Director
----------------------------------------------------------------------------------------------
Non-Interested Directors:
Allan J. Bloostein       Director      Since    President, Allan J.     35      Director of
27 West 67th Street                    1998     Bloostein                       Taubinan
New York, NY 10023                              Associates                      Realty
Age 72                                                                          Corporation;
                                                                                Director of
                                                                                May
                                                                                Department
                                                                                Stores

Dwight B. Crane          Director      Since    Professor,              51           None
Harvard Business School                1998     Harvard Business
Soldiers Field Road                             School
Horgan Hall #375
Boston, MA 02163
Age 64

Paulo M. Cucchi          Director      Since    Vice President           7           None
Drew University                        2001     and Dean of
108 Brothers College                            College of Liberal
Madison, NJ 07940                               Arts at Drew
Age 60                                          University

Robert A. Frankel        Director      Since    Managing Partner        24           None
8 John Walsh Blvd.                     1998     of Robert A.
Peekskill, NY 10566                             Frankel
Age 75                                          Management
                                                Consultants

Dr. Paul Hardin          Director      Since    Chancellor              36           None
12083 Morehead                         2001     Emeritus and
Chapel Hill, NC 27514                           Professor of Law
Age 71                                          at the University
                                                of North Carolina
                                                at Chapel Hill

William R. Hutchinson    Director      Since    President, WR            7      Director of
535 N. Michigan                        1998     Hutchinson &                    Associate
Suite 1012                                      Associates, Inc.;               Bank
Chicago, IL 60611                               formerly Group                  and Associated
Age 59                                          Vice President,                 Banc-Corp
                                                Mergers &
                                                Acquisitions BP
                                                Amoco

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
30

                                                                             Number of
                                                                            Portfolios
                                              Term of        Principal        in Fund       Other
                              Position(s)   Office* and    Occupation(s)      Complex   Directorships
       Name, Address           Held with     Length of      During Past     Overseen by    Held by
          and Age                Fund       Time Served       5 Years        Director     Director
-----------------------------------------------------------------------------------------------------
Non-Interested Directors (continued):
George M. Pavia              Director          Since    Senior Partner,           8         None
600 Madison Avenue                             2001     Pavia & Harcourt
New York, NY 10022                                      Attorneys
Age 73

Interested Directors:
R. Jay Gerken                Chairman/         Since    Managing                222         None
Salomon Smith Barney Inc.    President         2002     Director of SSB
("SSB")                      and Chief
125 Broad Street             Executive
9th Floor                    Officer
New York, NY 10004
Age 51

---------
* Directors are elected for a term of three years.

Officers:
Lewis E. Daidone             Senior Vice       Since    Managing                N/A         N/A
SSB                          President         1998     Director of SSB;
125 Broad Street             and Chief                  Chief Financial
11th Floor                   Administrative             Officer of the
New York, NY 10004           Officer                    Smith Barney
Age 44                                                  Mutual Funds;
                                                        Director and
                                                        Senior Vice
                                                        President of Smith
                                                        Barney Fund
                                                        Management LLC
                                                        ("SBFM") and
                                                        Travelers
                                                        Investment
                                                        Adviser, Inc.
                                                        ("TIA")

Richard L. Peteka            Chief             Since    Director and Head       N/A         N/A
SSB                          Financial         2002     of Internal Control
125 Broad Street, 11th Floor Officer                    for Citigroup
New York, NY 10004           and                        Asset
Age 41                       Treasurer                  Management U.S.
                                                        Mutual Fund
                                                        Administration
                                                        from 1999-2002;
                                                        Vice President,
                                                        Head of Mutual
                                                        Fund
                                                        Administration
                                                        and Treasurer at
                                                        Oppenheimer
                                                        Capital from
                                                        1996-1999

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             31

                                                                   Number of
                                                                  Portfolios
                                       Term of      Principal       in Fund       Other
                         Position(s) Office and   Occupation(s)     Complex   Directorships
     Name, Address        Held with   Length of    During Past    Overseen by    Held by
        and Age             Fund     Time Served     5 Years       Director     Director
-------------------------------------------------------------------------------------------

Officers (continued):

Glenn N. Marchak         Vice           Since    Senior Vice          N/A          N/A
388 Greenwich Street     President      1998     President of the
34th Floor               and                     Travelers Asset
New York, NY 10013       Investment              Management
Age 51                   Officer                 International
                                                 Company LLC
                                                 ("TAMIC");
                                                 Managing
                                                 Director of SSB
                                                 from 1997 to
                                                 1998

Kaprel Ozsolak           Controller     Since    Vice President       N/A          N/A
SSB                                     2002     of SSB
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor       Secretary      Since    Managing             N/A          N/A
SSB                                     1998     Director of SSB;
300 First Stamford Place                         General Counsel
Stamford, CT 06902                               and Secretary of
Age 51                                           SBFM and TIA

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
32

 Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             33

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

--------------------------------------------------------------------------------
                                             2002 Annual Report to Shareholders
34

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             35

Directors
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
R. Jay Gerken, Chairman
George M. Pavia

Officers
R. Jay Gerken
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

            [LOGO]

             TLI
            Listed
             NYSE
THE NEW YORK STOCK EXCHANGE

Investment Adviser
Smith Barney Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management International Company LLC

Custodian
State Street Bank and Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030



This report is intended only for shareholders of Citigroup Investments Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.



Citigroup Investments Corporate Loan Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01804 11/02                                                            02-4085